EXHIBIT 10.1

PROMISSORY NOTE AND ESCROW AGREEMENT

THIS PROMISSORY NOTE AND ESCROW AGREEMENT (this "Agreement") is made and entered into as of April __, 2006 by _______________ (the “Borrower"), having his/her principal address at ___________________________________________________, in favour of Magnus International Resources Inc. (the "Lender"), having a principal address at 101 Convention Center Drive, 7th Floor, Las Vegas, Nevada  89109.

WITNESSETH THAT:

WHEREAS, the Borrower desires to exercise ___________ warrants of the Lender at a price of US$1.225 per share to receive __________ restricted shares of common stock of the Lender (the “Shares”) by way of issuing a promissory note to the Lender for the total exercise price of US$__________ (the “Principal Amount”), which Principal Amount is to be paid on or before August 31, 2006 (the “Loan”);

WHEREAS, by entering into this Agreement, the exercise of the warrants of the Lender held by the Borrower will allow the Borrower to receive the equivalent amount of piggyback warrants as the number of warrants exercised;

WHEREAS, the Borrower has agreed to place into escrow the Shares and if the Borrower fails to pay the Principal Amount on or before August 31, 2006, and also fails to cure any default on payment for a period of (30) days after August 31, 2006, then the Shares placed in escrow will be forfeited back to the Lender and cancelled;

WHEREAS, the Lender (also called the “Issuer”) has agreed to the terms of this Agreement on the condition that Borrower (i) deliver the Shares and transfer authorities (“Transfer Documents”) into escrow by the terms of this Agreement, and (ii) execute and deliver this Agreement in order to secure the payment and performance by the Borrower of the Loan;

NOW, THEREFORE, in consideration of the premises and in order to induce Lender to make this Loan, Borrower hereby agrees with Lender as follows:

          SECTION 1.  LOAN.  Borrower hereby promises to pay to the Lender or its designated agent, the sum of $____________ United States dollars on the following terms:

                    (a)           the Loan is due and payable on August 31, 2006 (the “Due Date”);

                    (b)           the Borrower may prepay any amount of the Principal Amount at any time prior to the Due Date without penalty, which will result in the Loan being discharged in respect to the amount paid and the pro-rata amount of the Shares being released from the escrow; and

                    (c)           if the Borrower fails to pay the Loan on or before the Due Date, then the Borrower shall have thirty (30) days to cure such default; and

                    (d)           if the Borrower fails to cure default of payment of the Loan in the thirty (30) day cure period, then the Borrower forfeits all rights and interest in the Shares and the Shares will be cancelled.

          SECTION 2.  SHARE ESCROW.  Borrower hereby places into escrow with the Escrow Agent (as defined below in the attached Schedule “A” Escrow Agreement) the Shares and all and every of its interest therein, and Borrower shall immediately upon receiving the Shares from the exercise of the warrants deliver to the Escrow Agent:

                    (a)           the certificates representing the Shares; and

                    (b)           if received by Borrower prior to or after escrow of the Shares herewith and before payment of the Loan, all additional shares of stock of, or equity interest in, Issuer from time to time acquired by Borrower in any manner arising by share dividend, stock split, or otherwise of the Shares, and the certificates representing such additional shares (any such additional shares shall constitute part of the Shares under and as defined in this Agreement), and all products and proceeds of any of such additional Shares, including, without limitation, all dividends, cash, instruments, subscriptions, warrants and any other rights and options and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of such additional Shares.

          SECTION 3.  SECURITY FOR OBLIGATIONS.  This Agreement secures (i) the due and punctual payment in full (and not merely the collectibility) of the principal of the Loan when due and payable, according to the terms of this Agreement, whether at stated maturity, by reason of acceleration or otherwise; (ii) the due and punctual payment in full (and not merely the collectibility) of the obligations, liabilities, indebtedness and all other sums and charges which may at any time be due and payable in accordance with, or under the terms of, the Loan, whether at stated maturity, by reason of acceleration or otherwise; (iii) the due and punctual payment (and not merely the collectibility), performance and observance of all of this Promissory Note and Escrow Agreement and the other obligations, terms, covenants and conditions, whether now or hereafter existing, contained in any other collateral Loan documents (collectively, and together with the Loan, the "Loan Documents") and to be performed or observed by Borrower; (iv) the accuracy of the representations and warranties made by Borrower in all Loan Documents to which the Borrower is a party (all of the foregoing are collectively hereinafter called the "Obligations"); (the Obligations and all such obligations of Borrower now or hereafter existing under this Agreement being referred to herein as the "Liabilities").

          SECTION 4.  DELIVERY OF SHARES.  All certificates or instruments representing or evidencing the Shares and all necessary transfer documents in blank of the Shares, shall be delivered to the Escrow Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender.

          SECTION 5.  REPRESENTATIONS AND WARRANTIES.

          Borrower represents and warrants as follows:

                    (a)           Borrower acknowledges that the hold period on the Shares in accordance with Rule 144 will not begin until the Loan, including all accrued interest, is paid in full;

                    (b)           In the event of default on the Loan, the Borrower acknowledges that it forfeits all of its rights and interest in and to the Shares and that the Escrow Agent will deliver the Shares to the Lender and the Lender will instruct its transfer agent to cancel the Shares

                    (c)           Upon the delivery to the Lender of the Shares, the forfeit/transfer of the Shares pursuant to this Agreement creates a valid and perfected transfer of the Shares to the Lender.

                    (d)           No authorisation, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body or the Issuer is required (except applicable material change reports and insider reports) (i) for the escrow by Borrower of the Shares pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Borrower or (ii) for the forfeit/transfer herein provided.

                    (e)           Borrower has full power and authority to enter into this Agreement and has the right to vote and grant a security interest in the Shares as provided by this Agreement.

                    (f)            This Agreement has been duly authorised, executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

                    (g)           The preamble to this Agreement is made a part of this Agreement and the terms stated therein are true and accurate.

          SECTION 6.  FURTHER ASSISTANCE.  Borrower agrees that at any time and from time to time, at the expense of Borrower, Borrower will promptly execute and deliver, or cause to be executed and delivered, all stock powers, proxies, assignments, instruments and documents and take all further action, that is reasonably necessary, at Lender's request, in order to perfect any transfer or security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to the Shares and to carry out the provisions and purposes hereof.

          SECTION 7.  FORFEIT/TRANSFER OF SHARES  Borrower hereby authorises Lender at any time to cause the Shares to be forfeited and/or transferred to the Lender for cancellation if the Borrower fails to pay the Loan within the time provided for in this Agreement.

          SECTION 8.  TRANSFERS AND OTHER LIENS.  Borrower agrees that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Shares until the Loan is paid in full, or (ii) create or permit to exist any lien upon or with respect to the Shares, except for the security interest granted under this Agreement.

          SECTION 9.  LENDER APPOINTED ATTORNEY-IN-FACT.  In addition to all of the powers granted to Lender pursuant to the Loan, Borrower hereby appoints Lender as Borrower's attorney-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower or otherwise, from time to time in Lender's discretion to take any action and to execute any instrument which Lender may deem necessary or advisable to further perfect and protect the security interest granted hereby, including, without limitation, to receive, endorse and collect all instruments made payable to Borrower representing any dividend or other distribution in respect of the Shares.

          SECTION 10.  REMEDIES UPON DEFAULT.  If any event of default shall have occurred and be continuing and Borrower shall not have rectified within thirty (30) days of August 31, 2006, Lender shall have the right to have the Shares delivered from the Escrow Agent to the Lender and have the Shares transferred to the Lender and registered in the name of the Lender or its designated agent, if required, in order to have the Shares cancelled.

          SECTION 11.  MISCELLANEOUS PROVISIONS.

          SECTION 11.1  Notices.  All notices, approvals, consents or other communications required or desired to be given hereunder shall be in the form and manner, and delivered to each of the parties hereto at their respective addresses, set forth first herein.

          SECTION 11.2  Headings.  The headings in this Agreement are for purposes of reference only and shall not affect the meaning or construction of any provision of this Agreement.

          SECTION 11.3  Severability.  The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

          SECTION 11.4  Amendments, Waivers and Consents.  Any amendment or waiver of any provision of this Agreement and any consent to any departure by Borrower from any provision of this Agreement shall be effective only if made or given in writing.

          SECTION 11.5  Continuing Security Interest.  This Agreement shall create a continuing security interest in the Shares and shall (i) remain in full force and effect until payment in full of the Obligations and of the Loan and any other Loan Documents, (ii) be binding upon Borrower its successors and assigns, and (iii) enure, together with the rights and remedies of Lender hereunder, to the benefit of Lender and its successors, transferees and assigns.

          SECTION 11.6  Reinstatement.  To the extent permitted by law, this Agreement shall continue to be effective or be reinstated if at any time any amount received by Lender in respect of the Liabilities is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganisation of Borrower or upon the appointment of any receiver, intervenor, conservator, trustee or similar official for Borrower.

          SECTION 11.7  Survival of Provisions.  All representations, warranties and covenants of Borrower contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full payment and performance by Borrower of the Obligations secured hereby and termination of the Loan and any other Loan Documents.

          SECTION 11.8  Waiver of Demand.  Borrower waives presentment and demand for payment of any of the Liabilities, protest and notice of dishonour or default with respect to any of the Liabilities, and all other notices to which Borrower might otherwise be entitled, except as otherwise expressly provided herein.

          SECTION 11.9  Authority of Lender.  Lender shall have and be entitled to exercise all powers hereunder which are specifically granted to Lender by the terms hereof, together with such powers as are reasonably incident thereto.  Lender may perform any of its duties hereunder or in connection with the Shares by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters.  Neither Lender nor any officer, employee, attorney or agent of Lender shall be liable to Borrower for any action taken or omitted to be taken by it or them hereunder, except for its or their own gross negligence or wilful misconduct, nor shall Lender be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto.  Lender and its officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document reasonably believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons.  Borrower agrees to indemnify and hold harmless Lender and any person of the Lender from and against any and all costs, expenses (including reasonable fees, expenses and disbursements of attorneys and paralegals), claims and liabilities incurred by Lender or such person hereunder, unless such claim or liability shall be due to wilful misconduct or gross negligence on the part of Lender or such person.

          SECTION 11.10 Release; Termination of Agreement.  Subject to the provisions of Section 11.6 hereof, this Agreement shall terminate upon full payment and performance of all the Obligations.

          SECTION 11.11  Counterparts.  This Agreement may be executed in one or more counterparts and may be executed by facsimile, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.

          SECTION 11.14  Governing Law; Submission to Jurisdiction; Counsel

                    (a)          This Agreement shall be governed by and interpreted under the laws of the Province of British Columbia and any dispute arising out of, connected with, related to, or incidental to the relationship established between Borrower and Lender in connection with this Agreement, and whether arising in contract, tort, equity or otherwise, shall be resolved in British Columbia, Canada

                    (b)          Borrower (i) agrees that Lender shall not have any liability to Borrower (whether sounding in tort, contract or otherwise) for losses suffered by Borrower in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by this Agreement, or any act, omission or event occurring in connection therewith, unless it is determined by a judgement of a court that is binding on Lender (which judgement shall be final and not subject to review on appeal) that such losses were the result of acts or omissions on the part of Lender constituting gross negligence or wilful misconduct and (ii) waives, releases and agrees not to sue upon any claim against Lender (whether sounding in tort, contract or otherwise), except a claim based upon gross negligence or wilful misconduct.  Whether or not such damages are related to a claim that is subject to the waiver effected above and whether or not such waiver is effective, Lender shall not have any liability with respect to, and Borrower hereby waives, releases and agrees not to sue upon any claim for, any special, indirect, consequential or punitive damages suffered by Borrower in connection with, arising out of, or in any way related to the transactions contemplated or the relationship established by this Agreement, or any act, omission or event occurring in connection therewith, unless it is determined by a judgement of a court that is binding on Lender (which judgement shall be final and not subject to review on appeal), that such damages were the result of acts or omissions on the part of Lender constituting wilful misconduct.

                    (c)          Borrower and Lender acknowledge that for the purpose of this Agreement and the security contemplated herein that Devlin Jensen acts for the Lender; Borrower and Lender release Devlin Jensen from any conflict with the Escrow Agent duties which have been requested of Devlin Jensen, Borrower and Lender subscribe to and endorse the Escrow Agent provisions of Schedule “A” following their initial signatures hereto, and Borrower has been advised to seek its own counsel and have taken its own counsel for this purpose.

                    (d)          Borrower waive the posting of any bond otherwise required of Lender in connection with any judicial process or proceeding to enforce any judgement or other court order entered in favour of Lender, or to enforce by specific performance, temporary restraining order or preliminary or permanent injunction to this Agreement or any other Agreement or document between Borrower and the Lender.

[SIGNATURE PAGE TO IMMEDIATELY FOLLOW THIS PAGE]

          IN WITNESS WHEREOF, Borrower and Lender have each caused this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:

___________________

__________________________________
Signature

LENDER:
Magnus International Resources Inc.

Per:_________________________________ Authorized Signatory

SCHEDULE “A”

ESCROW AGREEMENT

          THIS ESCROW AGREEMENT is made and dated effective (the “Effective Date”) as of the ___ day of April, 2006 and is a collateral agreement and attached as a document to the above Promissory Note and Escrow Agreement (the “Promissory Note Agreement”).

BETWEEN:

MAGNUS INTERNATIONAL RESOURCES INC.

(hereinafter referred to as the "Lender" or the “Issuer”);

OF THE FIRST PART

AND:

_____________________

(hereinafter referred to as “Borrower”)

OF THE SECOND PART

(the foregoing hereinafter also singularly referred to as a "Party" and collectively referred to as the "Parties" as the context so requires).

AND

Devlin Jensen or such escrow agent as the Parties may subsequently appoint or such escrow agent as subsequently may be appointed by Devlin Jensen or a court of competent jurisdiction, of 2550-555 West Hastings Street, Vancouver, BC V6B 4N5

(hereinafter referred to as the "Escrow Agent" but not a “Party”);

OF THE THIRD PART

WHEREAS:

  The Parties have requested that the Escrow Agent act as escrow holder of the Shares as contemplated by the Promissory Note and Escrow Agreement and the Escrow Agent has agreed subject to the below terms;
  All definitions of the Promissory Note and Escrow Agreement (the “Promissory Note Agreement”) are herein incorporated by reference but none of the terms or obligations of the Promissory Note Agreement are incorporated herein and the Escrow Agent is not imposed with any obligations other than those of this Escrow Agreement;
  The Issuer has also joined to this Agreement to assist in the correction of any defects of Shares or delivery and to ensure the acceptability of forfeit and/or transfer of the Shares;

          NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and consideration now provided by each of the Parties and the Escrow Agent hereto, each to the other (the receipt whereof is hereby acknowledged), and in further consideration of the mutual covenants and conditions hereinafter contained, the Parties each with the other and with the Escrow Agent hereto agree as follows:

1.          The Lender and Borrower hereby agree to the deposit of the Shares and Transfer Documents (collectively hereafter the “Shares”) with and that the same shall be delivered to the Escrow Agent to be held in accordance with this Agreement.

2.          The Escrow Agent hereby agrees to accept delivery and custody of the Shares for the purposes of this Agreement on the following specific agreements and understanding by the Lender and Borrower and such Parties warrant irrevocably to abide by and that they are bound by such provisions:

(a)          the Escrow Agent is general counsel for Lender but not for this document or the Promissory Note Agreement, such is recognized by the Parties, all Parties waive conflict thereof, the Lender and Borrower have received actual and specific legal counsel from separate counsel in regard to this matter, and the Lender and Borrower are executing this Agreement without any reliance or expectation whatever of the Escrow Agent except as escrow holder as specifically required by the terms of the escrow of this Agreement;

(b)          this agreement constitutes covenants only and there is no trust hereof and should any trust be implied hereof (which would be contrary to the intention of this Agreement) then such is a limited trust specifically for the purposes of this Agreement and for no other purpose, shall be interpreted strictly and with limitation and not by inferential interpretation and not widely and generously;

(c)          the Escrow Agent may resign at any time and tender the Shares to court or appoint an alternate escrow agent and tender the Shares to the alternate and immediately upon such tendering the Escrow Agent shall be relieved of all and any accountability thereafter;

(d)          the duty of the Escrow Agent is solely that of good faith and normal care merely to preserve the Shares and communicate adequately with the Parties and the Escrow Agent shall have no duty or obligation to determine any rights between the Parties, to interpret this Agreement, or to take any other act other than to preserve the Shares.  In the event of conflict in respect to the Shares the Escrow Agent may determine to retain possession of the Shares without liability whatsoever until instructed by mutual direction of the Parties or until directed by a court of competent jurisdiction.  In the event that the Escrow Agent has communicated any matter to a Party notifying of an act or an understanding or an interpretation or an intention to deliver or receipt of a matter or any other matter for which the Escrow Agent is giving information or notice or requesting response then a Party shall not complain and shall have waived all right to complain for the matters disclosed therein if the Party has not objected within five business days thereof and if the Escrow Agent is requesting response then a Party shall answer within such time frame.  The Escrow Agent shall be absolutely entitled to rely upon the veracity, truthfulness, authenticity, and integrity of communication by the Parties and shall not be obliged to inquire as to their bona fides or assume any defect therein and should a Party effect false communications or should a third party employ instruments of the Parties to effect false or deceptive acts then the Escrow Agent shall have no liability therefore.  In the event the Shares are lost or destroyed while in the possession of the Escrow Agent, the Parties agree that such is a non-actionable accident without cost or recourse to the Escrow Agent and the Parties warrant to effect all matters as shall be required to cancel the lost certificate and replace the same into the possession of the Escrow Agent;

(e)          the Parties waive any and all claims against the Escrow Agent for any acts conducted pursuant hereto except only where the Escrow Agent acts in fraud or overt bad faith for personal profit (and for such purpose error, negligence, confusion or mistake of interpretation, force majeure, act of third party, employee error and the like shall not be extended to be interpreted as bad faith but bad faith shall mean its normal and extreme meaning of an act taken with the objective intent of effecting a wrong purpose) and any claim in respect to the same shall be consequent upon actual and observable and documented default of such nature and not inferential or interpretive or speculative and in the interpretation of such matters the onus and burden of proof (whether at trial or on a motion, inter alia, by the Escrow Agent to dismiss for insufficient evidence) shall be on the claimant making claim against the Escrow Agent and shall be on a level of beyond a reasonable doubt.  A Party making complaint against the Escrow Agent for default based upon inferential, speculative or interpretive claims shall be deemed irrevocably to be acting in bad faith and maliciously or for collateral improper purposes (in this latter case such shall be inferred if the facts reasonably illustrate that such claim is made in whole or in part to exert a leverage) and such a claiming Party shall be liable for the maximal damages and costs allowable in the appropriate jurisdiction;

(f)          the Parties, jointly and severally (and a contributing Party shall have a right of claim from the non-contributing Parties), do hereby warrant and agree from time to time and at all times hereafter well and truly to save, defend and keep harmless and fully indemnify the Escrow Agent, its successors and assigns, from and against all loss, costs, charges, damages and expenses which the Escrow Agent, its successors or assigns, may at any time hereafter bear, sustain, suffer or be put to for or by reason or on account of its acting as Escrow Agent pursuant to this Agreement except only in the event of bad faith or fraud, which shall not be assumed or employed as a plea to defeat a claim for indemnity unless such has first been adjudged by a court of competent jurisdiction.  Unless a claimant shall first have received approval of a court of competent jurisdiction, pursuant to motion duly served and replied in the ordinary course (and not ex parte or expedited), and unless such court has found on a balance of probabilities on the evidence served by both parties that the Escrow Agent did probably commit fraud or bad faith, then failure to pay indemnity or advance costs shall be a fundamental default of this Agreement and shall be irrevocably deemed to be an act of bad faith and malice and the claim of the claimant shall be dismissed completely with prejudice for such matter alone. The Escrow Agent may, at it sole election, require that one or either Parties pre-advance any costs or fees to which the Escrow Agent may be put upon delivering to such Party estimates, quotes, or bills of the relevant professionals; and

(g)          in case proceedings should hereafter be taken in any court respecting the Shares hereby escrowed or respecting the Escrow Agent and its duties and acts (or allegations of misdeeds), the Escrow Agent shall not be obliged to defend any such action or submit its rights to the court until it shall have been indemnified by good and sufficient security or advance of expected costs in addition to the indemnity given against its costs of such proceedings and in the event that a Party or Parties refuses or neglects to provide indemnity or otherwise violates the terms of this section then the Escrow Agent shall have, as a matter of right, the election to enjoin and suspend the proceedings until the Parties provide proper and sufficient indemnity and until the actions and pleadings of the Parties are consistent with and compliant with the obligations and restrictions of this section and in the event that a pleading Party does not so conform its actions and provide indemnity then the Escrow Agent shall have the right, and the pleading Party waives all defenses, to have any actions dismissed with prejudice as a consequence of such default of the pleading Party.

3.          The Shares shall be delivered into possession of the Escrow Agent to be held and delivered by the Escrow Agent as follows in accordance with the following circumstances:

(a)          the Shares shall be delivered to the Lender in the event that the Lender shall give written notice of unremedied default of the Loan and, upon the Escrow Agent giving the Borrower five (5) business days notice, the Borrower has not provided documentary proof materially contravening the Lender’s notice; or

(b)          the Shares shall be delivered to the Borrower in the event the Borrower gives the Escrow Agent notice of payment of the Loan and the Lender has not objected within five (5) business days of notice by the Escrow Agent; or

(c)          in the event that if neither Party has given notice as to instruction for delivery of the Shares within six months of the Due Date for the Loan the Escrow Agent may determine, after ten business days notice, to deliver the Shares to the Borrower or, failing delivery by non-acceptance or non-location of the Borrower, to the Issuer.

Instructions to or by the Escrow Agent as to the forgoing shall be given by written copy to the Escrow Agent with copies to the Parties.  In all matters in respect to the forgoing the Escrow Agent shall copy each Party with all correspondence.  At the time of intention to deliver the Shares as above if no objection is taken within the stated time then the Parties shall have no complaint and the Escrow Agent shall be fully and completely discharged of all duties, accountabilities or claims and this Agreement shall terminate but that the provisions of section 2 hereof shall continue for the benefit of the Escrow Agent for a period of ten years.

The Borrower hereby permits the Escrow Agent to register the Shares in the name of the Escrow Agent, or any contracted nominee.  The Escrow Agent or his nominee shall provide the Borrower with voting powers of attorney in respect to any Shares so registered.

4.          The Lender agrees that the Shares are delivered pursuant to exemptions from prospectus requirements, the Lender is an exempt sophisticated/accredited investor who does not require qualification, filing, notice, or other qualifying act in their jurisdiction and the Lender agrees and acknowledges that the Shares are or may be subject to restrictions under prevailing securities laws and that the certificate for the same will be impressed with the appropriate legends advised by counsel.

5.          The Lender shall be entitled to a letter or receipt from the Escrow Agent stating the Shares are held by the Escrow Agent subject to the terms of this Agreement; but such letter or receipt shall not be assignable.  The cost of this Agreement shall be borne by the Issuer.

6.          This Agreement shall enure to the benefit of and be binding upon the Parties and the Escrow Agent hereto, their and each of their heirs, executors, administrators, successors and permitted assigns.  All notices shall be delivered to the Parties at the addresses set forth in the Promissory Note Agreement or to the e-mails set forth below and delivery thereto shall be considered absolute regardless of whether an occupant is present.  All addresses for notice shall be changed only with delivery of notice of change.

7.          This Agreement may be executed in several parts in the same form and such part as so executed shall together constitute one original agreement and such parts, if more than one, shall be read together and construed as if all the signing Parties hereto had executed one copy of this Agreement.  This Agreement and executions may be exchanged by fax and such faxed copies shall be irrevocably deemed originals.

8.          This Agreement shall be subject to the exclusive jurisdiction of British Columbia and the courts thereof.

9.          The Issuer warrants that regardless of any defect, actual or alleged, in any transfer documents of the Shares, or of the Shares, that the Issuer will take and act upon and conclude, without debate, the requests of the Escrow Agent, the Borrower or the Lender (individually or collectively) to transfer the Shares to the Lender at such time as the Lender may take the same in accordance with the Promissory Note Agreement.

                                          IN WITNESS WHEREOF the Parties have executed these presents as and from the day and year above written.

DEVLIN JENSEN                                                                )
                                                                                                )               E-Mail Address: management@devlinjensen.com
                                                                                                )
Per:                                                                                          )
                     Authorized Signatory                                           )

MAGNUS INTERNATIONAL                                            )
RESOURCES INC.                                                               )
                                                                                                )               E-Mail Address: _______________________
                                                                                                )
Per:                                                                                          )
                   Authorized Signatory                                             )

________________________                                                )
                                                                                                )               E-Mail Address: _______________________
                                                                                                )
                                                                                                )
                      Signature